UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 922-5808

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Sensus Healthcare, Inc, (the “Company”) was held on May 31, 2024. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. The following summarizes all matters voted on at the Annual Meeting.

1. Election of Directors. Megan Cornish and Joseph Sardano were elected as Class III directors for a three-year term to expire in 2027 or until their respective successors are elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The tabulation of votes cast was as follows:

	For	Against	Abstention	Broker Non-Votes
Megan Cornish	8,588,606	666,421	127,971	4,108,050
Joseph Sardano	8,789,668	563,106	30,224	4,108,050

2. Amendment of the Company’s Amended and Restated Certificate of Incorporation. Stockholders approved an amendment of the Company’s Amended and Restated Certificate of Incorporation to permit the exculpation of officers in certain circumstances, as permitted by Delaware law. The tabulation of votes cast was as follows:

For	Against	Abstention	Broker Non-Votes
8,795,359	251,690	335,949	4,108,050

3. Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2023. The tabulation of votes cast was as follows:

For	Against	Abstention	Broker Non-Votes
8,552,812	416,554	413,632	4,108,050

4. Auditor Appointment Ratification. Stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accountant for the fiscal year ended December 31, 2024. The tabulation of votes cast was as follows:

For	Against	Abstention
13,111,490	52,543	327,015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: June 5, 2024	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

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